Filed pursuant to Rule 497(k)
1933 Act File No. 333-12745
1940 Act File No. 811-07831

S U M M A R Y  P R O S P E C T U S
January 31, 2011

FMI
Large Cap
Fund

(Ticker Symbol: FMIHX)

Before you invest, you may want to review the FMI Large Cap Fund (the “Fund”) Prospectus, which contains more information about the Fund and its risks.  The current statutory Prospectus and Statement of Additional Information dated January 31, 2011, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s Prospectus and other information about the Fund online at http://www.fmifunds.com/large_cap.html. You can also get this information at no cost by calling 1-800-811-5311 or by sending an e-mail request to info@fiduciarymgt.com.

A NO-LOAD
MUTUAL FUND

Investment Objective:  FMI Large Cap Fund (the “Fund”) seeks long-term capital appreciation.

Fees and Expenses of the Fund:  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	No Sales Charge
Maximum Deferred Sales Charge (Load)	No Deferred Sales Charge
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	No Sales Charge
Redemption Fee (transfer agent charge of $15 for each wire redemption)	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.97%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$99	$309	$536	$1,190

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 20% of the average value of its portfolio.

Principal Investment Strategies:  The Fund invests mainly in a limited number of large capitalization (namely, companies with more than $5 billion market capitalization) value stocks of companies listed or traded on a national securities exchange or on a national securities association, including foreign securities traded on a national securities exchange or on a national securities association. In addition, the Fund invests in American Depositary Receipts or “ADRs” which are dollar-denominated securities of foreign issuers traded in the U.S.

The Fund may invest in ADRs through both sponsored and unsponsored arrangements.  Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States.  Therefore, the market value of unsponsored ADRs is less likely to reflect the effect of such information.

The Fund uses fundamental analysis to look for stocks of good businesses that are selling at value prices in an effort to achieve above average performance with below average risk. The Fund believes good businesses have some or all of the following characteristics:

•A strong, defendable market niche or products and services niche that is difficult to replicate

•A high degree of relative recurring revenue

•Modestly priced products or services

•Attractive return-on-investment economics (namely, where return on investment exceeds a company’s cost of capital over a three to five year period)

•Above-average growth or improving profitability prospects

The Fund considers valuation:

•On both an absolute and relative to the market basis

•Utilizing both historical and prospective analysis

In reviewing companies, the Fund applies the characteristics identified above on a case-by-case basis as the order of importance varies depending on the type of business or industry and the company being reviewed.

The Fund’s portfolio managers will generally sell a portfolio security when they believe:

•The security has achieved its value potential

•Such sale is necessary for portfolio diversification

•Changing fundamentals signal a deteriorating value potential

•Other securities have a better value potential

Principal Risks:  There is a risk that you could lose all or a portion of your money on your investment in the Fund.  This risk may increase during times of significant market volatility.  The risks below could affect the value of your investment, and because of these risks the Fund is a suitable investment only for those investors who have long-term investment goals:

• Stock Market Risk:  The prices of the securities in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden and/or prolonged. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry, or sector of the market.

• Medium Capitalization Companies Risk: Medium capitalization companies tend to be more susceptible to adverse business or economic events than large capitalization companies, and there is a risk that the securities of medium capitalization companies may have limited liquidity and greater price volatility than securities of large capitalization companies.

• Non-Diversification Risk: Because the Fund is non-diversified (meaning that compared to diversified mutual funds, the Fund may invest a greater percentage of its assets in a particular issuer), the Fund’s shares may be more susceptible to adverse changes in the value of a particular security than would be the shares of a diversified mutual fund.  Thus, the Fund is more sensitive to economic, business and political changes which may result in greater price fluctuations of the Fund’s shares.

• Value Investing Risk:  The Fund’s portfolio managers may be wrong in their assessment of a company’s value and the stocks the Fund holds may not reach what the portfolio managers believe are their full values. From time to time “value” investing falls out of favor with investors. During these periods, the Fund’s relative performance may suffer.

• Foreign Securities Risk:  Investments in foreign securities, whether or not publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies and, as a consequence, there may be less publicly available information about such companies.  Also, foreign companies may not be subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies.  Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

• Market Timing Risk: Frequent purchases and redemptions of Fund shares by a shareholder may harm other Fund shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares.  However, the Fund’s Board of Directors has determined not to adopt policies and procedures that discourage frequent purchases and redemptions of Fund shares because the Fund has not experienced frequent purchases and redemptions of Fund shares that have been disruptive to the Fund. The Fund’s Board of Directors may reconsider its decision not to adopt policies and procedures if it determines there is unusual trading in Fund shares.

Performance: The following bar chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns over time compare to the performance of the Standard & Poor’s Composite Index of 500 Stocks (“S&P 500”).  For additional information on this index, please see “Index Description” in the Prospectus.  The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.  Updated performance information is available on the Fund’s website at http://www.fmifunds.com.

FMI Large Cap Fund
(Annual total return as of 12/31)

Note:
During the nine year period shown on the bar chart, the Fund’s highest total return for a quarter was 15.06% (quarter ended June 30, 2003) and the lowest total return for a quarter was -18.29% (quarter ended December 31, 2008).  Inception date of the Fund was December 31, 2001.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown.  In certain cases, the figure representing “Return after taxes on distributions and sale of Fund shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Average Annual Total Returns (for the periods ended December 31, 2010)	One Year	Five Years	Since Inception(1)
FMI Large Cap Fund
Return before taxes	11.41%	5.11%	7.01%
Return after taxes on distributions	11.26%	4.73%	6.60%
Return after taxes on distributions and sale of Fund shares	7.61%	4.30%	6.00%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	3.01%

(1)	The Fund commenced operations on December 31, 2001.

Investment Adviser:  Fiduciary Management, Inc. is the investment adviser for the Fund.

Portfolio Management Committee:  The Fund’s investment decisions are made by a Portfolio Management Committee (“PMC”).  The investment process employed by the PMC is team-based utilizing primarily in-house, fundamental research, and the PMC as a whole, not any individual PMC member, is primarily responsible for the day-to-day management of the Fund’s portfolio.

PMC Member	Title with Adviser	Years with Adviser
Ted D. Kellner	Executive Chairman	31
Patrick J. English	Chief Executive Officer and Chief Investment Officer	24
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	16
Andy P. Ramer	Director of Research and Research Analyst	8
Jonathan T. Bloom	Research Analyst	1
Matthew J. Goetzinger	Research Analyst	6
Robert M. Helf	Research Analyst	13
Karl T. Poehls	Research Analyst	3
Daniel G. Sievers	Research Analyst	2

Purchase and Sale of Fund Shares:  The minimum initial investment amount for all new accounts is $1,000.  The subsequent investments in the Fund for existing accounts may be made with a minimum investment of $50 if purchased through the Automatic Investment Plan, $1,000 for telephone purchases and $100 for all other accounts.

You may purchase, redeem and exchange shares of the Fund each day the New York Stock Exchange is open.  You may purchase, redeem or exchange Fund shares by mail (FMI Large Cap Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701), by wire transfer, by telephone at 1-800-811-5311, or through a financial intermediary.  Investors who wish to purchase or redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

Tax Information:  The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  If made, these payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.